UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-24065

Lincoln Partners Group Royalty Fund

(Exact name of registrant as specified in charter)

1301 South Harrison Street

Fort Wayne, Indiana 46802

(Address of principal executive offices) (Zip code)

Paul Chryssikos, Esq.

Lincoln Financial Group

150 North Radnor Chester Road

Radnor, Pennsylvania 19087

(Name and address of agent for service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

US Bank Tower

633 West 5th Street

Suite 4900

Los Angeles, CA 90071-2013

Robert Horowitz, Esq.

Dechert LLP

1095 Avenue

of the Americas

New York, New York 10036

Kaitlin McGrath, Esq.

Dechert LLP

One International Place

40th Floor

Boston, MA 02110

Registrant’s telephone number, including area code: (260) 455-2000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Lincoln Partners Group Royalty Fund

(formerly, Lincoln Royalties Income Fund, LP)

Annual Report

March 31, 2026

Lincoln Partners Group Royalty Fund

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of Lincoln Partners Group Royalty Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Lincoln Partners Group Royalty Fund (formerly Lincoln Royalties Income Fund, LP), (the “Fund”), including the consolidated schedule of investments, as of March 31, 2026, and the related consolidated statements of operations and cash flows for year then ended, the consolidated statements of changes in net assets for the year then ended and the period from January 7, 2025 (date of commencement of operations) to March 31, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2026, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for the year then ended and for the period January 7, 2025 (date of commencement of operations) to March 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2026, by correspondence with the custodian, underlying investment fund managers, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Lincoln investment companies since 1981.

Philadelphia, Pennsylvania

May 29, 2026

1

Management’s Discussion of Fund Performance (Unaudited)

Advised by: Lincoln Financial Investments Corporation
Subadvised by: Partners Group (USA) Inc

Portfolio

As of March 31, 2026, the Fund’s portfolio consists of ten direct investments and three primary partnerships. In addition to its private market royalty exposures, the Fund began holding liquid assets during the quarter, including broadly syndicated loans (BSLs) and listed royalties. The portfolio is diversified across sectors with approximately 56% in entertainment, 16% in pharmaceuticals, 16% in Energy transition and the remainder in BSLs and listed Royalties.

The Markets:

Music

●	The recorded music industry continued to expand through 2025, with global on-demand audio streaming reaching an estimated 5.1 trillion streams – nearly 10% year-over-year growth – highlighting what we see as strong consumer engagement across key markets.

●	Key market announcements included: Sony’s partnership with GIC to acquire music catalogues; Iconoclast initiating a sales process for its music catalogue; and EU antitrust approval of the Universal–Downtown merger, conditional on divesting Downtown’s royalty services platform.

●	AI update: New partnerships have emerged between leading record labels and AI music companies (e.g., Universal with Udio and Warner with Suno), signaling a shift from the prior, more hostile stance reflected in multiple lawsuits.

Media and Entertainment

●	Media & entertainment IP landscape: Marked by a handful of transformative events over the fourth quarter 2025 into the first quarter 2026, which we think illustrate how these IP properties (Film & TV, sports, etc.) are continuing to show their value as key strategic assets in entertainment.

●	The biggest story of the period, in our view, has been the blockbuster bidding war to acquire Warner Bros. Discovery’s studios, HBO/HBO Max, and its vast content library. Warner Bros. Paramount Global and Skydance Media have reportedly won the bidding, edging out Netflix despite earlier reports it had a preliminary deal. The deal values Warner Bros. Discovery at about USD 110 billion, which we understand is expected to close in 2026, pending regulatory approval. It has been reported that Paramount may fold Warner’s studios, TV networks, and streaming assets into a combined media group, with a longer-term goal of building a larger unified streaming platform that could merge Paramount+ and HBO Max.

●	AI update (Disney/OpenAI): In December, we also saw Disney’s announcement of a 3-year deal with OpenAI, involving a USD 1 billion equity investment from Disney into OpenAI, and a licensing agreement from OpenAI to bring 200 characters from Disney, Marvel, Pixar and Star Wars to OpenAI’s Sora video generator, allowing users to create short, fan-inspired videos, but explicitly excluding actor likenesses and voices. The partnership is viewed as an evolution in how entertainment IP can be responsibly licensed to AI tools, building what we believe may be a potential additional opportunity beyond traditional Film & TV IP distribution (theaters, SVOD, AVOD, FAST, etc.). The emergence of new technologies, specifically AI, into how media IP is created and monetized remains an important consideration in all of PG Private Market Royalties’ investments in the space, as reflected in our focus on diversified, seasoned, quality assets.

Life Sciences (Pharma)

●	Biotech rebounded strongly in 2025 after four years of underperformance, supported by improved policy stability, over USD 300 billion in reshoring commitments, modest Medicare drug-pricing discounts, two interest-rate cuts, and muted inflation.

●	Royalty financing expanded further, with total transaction value rising to approximately USD 6.5 billion (from USD 5.7 billion in 2024), highlighted by KKR’s acquisition of a majority stake in HCR and several large royalty and synthetic royalty deals (Amvuttra, sacituzumab tirumotecan/sac-TMT, Beyonttra, and Imdelltra).

2

Management’s Discussion of Fund Performance (Unaudited) (continued)

U.S. Natural Gas

●	Royalty & minerals M&A: Activity remained solid in 2025, with USD 7.3 billion in publicly disclosed transactions (USD 1.2 billion in Q4), driven mainly by multi-basin and Permian-focused packages; smaller deals (sub-USD 15 million) continued to close via direct negotiations, while larger opportunities increasingly ran through advisor-led processes amid wider buyer–seller valuation gaps from gas price volatility.

●	Production: U.S. natural gas production rose 4% year-on-year in 2025 to a new record as all major basins returned to growth, driven by LNG export demand and new liquefaction capacity. We will monitor dry gas production for developments in 2026.

Distributions to shareholders

No distributions have been made to shareholders to date as of 3/31/2026.

The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

This chart illustrates, hypothetically, that $10,000 was invested on September 24, 2025 (date of effectiveness). As the chart shows, by March 31, 2026, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,624 for the Class I shares. For comparison, look at how the Morningstar US Core Bond Index, Morningstar Developed Markets Index, Morningstar Developed Markets Small Cap Index and Morningstar US Large Cap 500 Index did over the same period. The same $10,000 investment would have increased to $10,113, $10,060, $10,336 and decreased to $9,831 respectively. Past performance is not indicative of future performance, and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect.

3

Management’s Discussion of Fund Performance (Unaudited) (continued)

Total returns on investment	Ended 3/31/26

Class I Shares
Date of effectiveness (9/24/25)	+6.24%

Class A Shares
Date of effectiveness (9/24/25)	+5.30%

Class D Shares
Date of effectiveness (9/24/25)	+5.70%

Class IS Shares
Date of effectiveness (9/24/25)	+6.00%

Morningstar US Core Bond Index	+1.13%

Morningstar Developed Markets Index	+0.60%

Morningstar Developed Markets Small Cap Index	+3.36%

Morningstar US Large Cap 500 Index	(1.69)%

The Morningstar US Core Bond Index measures the performance of fixed-rate, investment-grade USD-denominated securities with maturities greater than one year. It is market-capitalization weighted.

The Morningstar Developed Markets Index measures the performance of large-, mid- and small-cap stocks in developed markets around the world, representing the top 97% of the investable universe by market capitalization.

The Morningstar Developed Markets Small Cap Index measures the performance of small-cap stocks in developed markets. It targets securities that fall between the 90% and 97% market cap thresholds of the investable universe.

The Morningstar US Large Cap 500 Index is designed to track the performance of large cap stocks in the US equity market. This index targets the largest 500 US stocks by float-adjusted market capitalization.

4

Lincoln Partners Group Royalty Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

March 31, 2026
Assets:
Investments, at fair value (cost $131,939,992)	$139,777,803
Cash and cash equivalents	4,571
Foreign currency, at value (cost $381,815)	387,862
Expense reimbursement receivable from the Adviser	907,546
Dividends and interest receivable	850,301
Receivable for investments sold	5,968
Deferred offering costs	2,008
Other assets	133,783
Total assets	142,069,842

Liabilities:
Payable for investments purchased	2,917,593
Deferred tax liability	1,057,352
Current tax expense payable	952,119
Professional fees payable	448,419
Payable for fund accounting fee	163,100
Management fee payable	136,820
Transfer agent fees payable	93,000
Incentive fee payable	89,954
Payable for custodian fee	25,000
Due to manager and affiliates	12,798
Accrued expenses and other liabilities	1,041
Total liabilities	5,897,196

Net assets	$136,172,646

Components of Net Assets at March 31, 2026:
Paid-in capital	125,000,000
Distributable earnings	11,172,646
$136,172,646

Net asset value per share - Class I (unlimited authorization at $0.001 par value) ($136,140,843 /12,088,442 Shares)	$11.26
Net asset value per share - Class A (unlimited authorization at $0.001 par value) ($10,562 /1,000 Shares)	$10.56
Net asset value per share - Class D (unlimited authorization at $0.001 par value) ($10,605 /1,000 Shares)	$10.61
Net asset value per share - Class IS (unlimited authorization at $0.001 par value) ($10,636 /1,000 Shares)	$10.64

The accompanying notes are an integral part of these consolidated financial statements.

5

Lincoln Partners Group Royalty Fund

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended March 31, 2026
Investment income:
Dividends	$2,266,338
Interest	2,476,060
Payment-in-kind (PIK) income	506,562
Total investment income	5,248,960

Expenses:
Professional fees	1,609,259
Management fees	873,949
Accounting and administration expenses	871,059
Organization cost expense	648,190
Directors’ fees	217,743
Incentive fees	197,227
Transfer agent fees	93,000
Reports and statements to shareholders	56,092
Shareholder service fees	27,536
Interest expense	27,397
Custodian fees	25,000
Offering cost expense	9,817
Insurance expense	2,936
Other expenses	9,999
4,669,204
Less:
Management fee waiver	(136,820)
Expenses reimbursed	(3,070,807)
Total operating expenses	1,461,577

Net investment income before current tax expense (benefit)	3,787,383

Current tax expense	952,119

Net investment income	2,835,264

Net realized and unrealized gain (loss):
Net realized gain (loss) from investments	30,756
Net realized gain (loss) on foreign currency transactions	8,980
Net realized gain (loss) from distributions from investments	1,204,939
Net change in unrealized appreciation (depreciation) on investments	5,647,189
Net change in unrealized appreciation (depreciation) on foreign currency translation	6,047
Deferred tax benefit (expense)	(1,057,352)
Net realized and unrealized gain (loss)	5,840,559

Net increase in net assets resulting from operations	$8,675,823

The accompanying notes are an integral part of these consolidated financial statements.

6

Lincoln Partners Group Royalty Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Limited Partner	General Partner	Shareholders	Total
Partners’ capital, January 7, 2025	$-	$-	$-	$-
Allocation of net increase (decrease) in partners’ capital resulting from operations:
Net investment income	306,201	-	-	306,201
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,190,622	-	-	2,190,622
Net increase in partners’ capital resulting from operations	2,496,823	-	-	2,496,823
Capital subscriptions	42,056,924	-	-	42,056,924
Net increase (decrease) in partners’ capital	44,553,747	-	-	44,553,747
Partners’ capital, March 31, 2025	$44,553,747	$-	$-	$44,553,747
Partners’ capital, April 1, 2025	$44,553,747	$-	$-	$44,553,747
Allocation of net increase (decrease) in partners’ capital resulting from operations:
Net investment income	806,688	-	-	806,688
Net realized gain on foreign currency	30	-	-	30
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(546,817)	-	-	(546,817)
Net increase in partners’ capital resulting from operations	259,901	-	-	259,901
Net increase (decrease) in partners’ capital	259,901	-	-	259,901
Conversion of partnership interests to issuance of common shares*	(44,813,648)	-	44,813,648	-
Net investment income	-	-	2,028,576	2,028,576
Net realized gain on investments and foreign currency transactions	-	-	39,706	39,706
Net realized gain (loss) from distributions from investments	-	-	1,204,939	1,204,939
Net change in unrealized appreciation (depreciation) on investments and foreign currency	-	-	6,200,053	6,200,053
Deferred tax benefit (expense)	-	-	(1,057,352)	(1,057,352)
Net increase (decrease) in net assets from operations for the period June 2, 2025 through March 31, 2026	-	-	8,415,922	8,415,922
Capital share transactions:
Proceeds from shares sold (Class I)	-	-	82,913,076	82,913,076
Proceeds from shares sold (Class A)	-	-	10,000	10,000
Proceeds from shares sold (Class D)	-	-	10,000	10,000
Proceeds from shares sold (Class IS)	-	-	10,000	10,000
Increase in net assets derived from capital share transactions	-	-	82,943,076	82,943,076
Net increase (decrease) in net assets	-	-	91,358,998	91,358,998
Net assets, March 31, 2026	$-	$-	$136,172,646	$136,172,646

*	The Fund converted to a statutory trust effective June 2, 2025. Prior to June 2, 2025, the Fund was a private limited partnership (See Note 1).

The accompanying notes are an integral part of these consolidated financial statements.

7

Lincoln Partners Group Royalty Fund

CONSOLIDATED STATEMENT OF CASH FLOWS

For the Year Ended March 31, 2026
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$8,675,823
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss on investments	(30,756)
Net realized gain (loss) from distributions from investments	(1,204,939)
Net change in unrealized (appreciation) depreciation on investments	(5,647,189)
Net change in unrealized (appreciation) depreciation on foreign currency translation	(6,047)
Payment-in-kind (PIK) income	(506,562)
Purchases of investments	(39,998,142)
Proceeds from sales of investments	126,648
Distributions from investments	2,422,361
Net (purchases) sales of money market fund	(51,068,191)
Accretion of discount on investments	(10,342)
Changes in operating assets and liabilities:
Expense reimbursement receivable from the Adviser	(782,546)
Dividends and interest receivable	(601,584)
Receivable for investments sold	(5,968)
Deferred offering costs	(2,008)
Other assets	(133,783)
Receivable for distributions from investments	444,339
Payable for investments purchased	2,917,593
Deferred tax liability	1,057,352
Current tax expense payable	952,119
Professional fees payable	448,419
Payable for fund accounting fee	163,100
Management fee payable	136,820
Transfer agent fees payable	93,000
Incentive fee payable	89,954
Payable for custodian fee	25,000
Due to manager and affiliates	12,798
Accrued expenses and other liabilities	1,041
Payable to adviser	(125,000)
Net cash provided by (used in) operating activities	(82,556,690)

Cash flows from financing activities:
Proceeds from shares sold	57,943,076
Proceeds from short term affiliate borrowing*	25,000,000
Net cash provided by (used in) financing activities	82,943,076

Net increase (decrease) in cash and cash equivalents	386,386
Cash and cash equivalents at beginning of year	-
Effects of foreign currency exchange rate changes on cash and cash equivalents	6,047
Cash and cash equivalents at end of year	$392,433

Supplemental disclosure of non-cash information
Conversion of partnership interests to issuance of common shares	$44,813,648
Cash paid during the year for:
Interest expense	$27,397

*	During the year ended March 31, 2026, the Fund converted $25,000,000 of short-term borrowings due to an affiliated entity into shareholder capital. This non-cash financing transaction did not result in a cash inflow or outflow and is therefore excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of these consolidated financial statements.

8

Lincoln Partners Group Royalty Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2026

Investments	Industry	Principal/ Units	Interest Rate	Maturity Date	Acquisition Date	Cost	Fair Value	% of Net Assets
Private Equity Investments - 31.1%
North America - 31.1%

CEPG Harmony LP Inc. (1)(2)(3)	Music from Film & TV				2/19/2025	$1,842,697	$4,991,372	3.7%
Lyric MMM Holding Co LP Class B units (1)(2)	Music from Film & TV	207,563			1/7/2025	164,899	223,860	0.2%
Lyric-Pineapple, LP (1)(2)(3)	Recorded Music				12/29/2025	507,297	481,620	0.4%
Lyric 5x Aggregator Co, LP Class B units (1)(2)(3)	Recorded Music	34,881			11/19/2025	1	33,598	0.0%
Melody Offshore Jersey B LP (1)(3)	Music from Film & TV				1/31/2025	9,051,370	11,126,560	8.2%
PG US SM Holdings (1)(2)(3)(5)	Recorded Music				1/7/2025	2,587,403	2,567,817	1.9%
RTW Heartbeat Co-Invest, LP (1)	Other (Pharma)				1/8/2026	6,008,500	6,220,914	4.6%
Ultra Natural Gas Royalties, LP (1)(2)(3)	US Natural Gas				12/19/2025	7,679,600	7,679,600	5.5%
Uplift Music LP (1)(2)(5)	Recorded Music				1/7/2025	2,305,028	3,463,971	2.5%
4010 Royalty River CI, LP (1)	Biotech				1/28/2025	5,000,000	5,569,880	4.1%
Total North America						$35,146,795	$42,359,192	31.1%

Total Private Equity Investments - 31.1%						$35,146,795	$42,359,192	31.1%

Private Debt Investments - 18.2%
North America - 18.2%
CEPG Harmony LP Inc (1)(2)	Music from Film & TV	$6,208,778	15.0%	2/19/2035	2/19/2025	6,208,778	6,208,778	4.6%
Lyric MMM Intermediate Co LP (1)(2)(4)	Music from Film & TV	5,767,729	12.0%	11/8/2039	1/7/2025	5,767,729	5,767,729	4.2%
PG US SM Access LLC (1)(2)(3)(8)	Recorded Music	2,739,759	8.5%	6/19/2033	1/7/2025	2,739,759	3,123,503	2.3%
PG US SM Access LLC (1)(2)(3)(8)	Recorded Music	21,033	8.5%	9/15/2033	1/7/2025	21,033	23,979	0.0%
5x Intermediate Co, LP (1)(2)(4)	Recorded Music	9,499,999	13.0%	10/15/2035	11/19/2025	9,499,999	9,604,632	7.1%
Total North America						$24,237,298	$24,728,621	18.2%

Total Private Debt Investments - 18.2%						$24,237,298	$24,728,621	18.2%

Private Fund Investments - 6.4%
North America - 6.0%
Royfin Natural GAS LLC (1)(2)(6)	US Natural Gas				1/7/2025	5,000,000	6,395,925	4.7%
4010 Royalty Offshore FNT Fund, LP (1)(6)	Biotech				1/28/2025	2,588,199	1,766,119	1.3%
Total North America						$7,588,199	$8,162,044	6.0%

Southeast Asia - 0.4%
R Bridge Healthcare Fund II (1)(6)	Other (Pharma)				10/30/2025	668,657	528,728	0.4%
Total Southeast Asia						$668,657	$528,728	0.4%

Total Private Fund Investments - 6.4%						$8,256,856	$8,690,772	6.4%

Investments	Industry	Reference Rate and Spread (7)	Interest Rate	Maturity Date	Par Amount/ Unit	Cost	Fair Value	% of Net Assets
Loan Agreements - 7.6%
Term Loan
Athenahealth Inc	Health Care	S+ 2.75%	6.47%	2/15/2029	497,487	$498,061	$487,538	0.3%
Biogroup LCD	Health Care	E+ 3.25%	5.26%	2/9/2028	1,100,000	1,256,667	1,247,062	0.9%
Emrld Borrower LP	Industrials	S+ 2.25%	6.12%	8/4/2031	497,494	498,673	496,250	0.4%
Genesys Cloud Services Holdings II, LLC	Information Technology	S+ 2.50%	6.17%	1/30/2032	598,489	591,008	571,808	0.4%
HomeVi S.A.S.	Health Care	E+ 4.75%	6.78%	10/31/2029	1,100,000	1,278,916	1,265,510	0.9%
Illuminate Buyer LLC	Financials	S+ 2.50%	6.17%	12/31/2029	497,494	497,494	493,141	0.4%
Iridium Satellite LLC	Communication	S+ 2.25%	5.92%	9/20/2030	500,000	482,500	488,440	0.4%
Jane Street Group LLC	Financials	S+ 2.00%	5.82%	12/15/2031	497,375	494,372	487,711	0.3%
Jones DesLauriers Insurance Management Inc.	Financials	S+ 3.00%	6.78%	12/10/2032	1,100,000	1,097,359	1,067,000	0.8%
Nouryon Finance BV	Materials	S+ 3.25%	7.04%	4/3/2028	994,914	997,183	973,772	0.7%
Olympus Water US Holding Corp	Materials	S+ 3.00%	6.67%	6/20/2031	497,481	493,359	476,776	0.3%
Pre Paid Legal Services Inc	Industrials	S+ 3.25%	6.97%	12/15/2028	596,964	583,332	515,520	0.4%
Six Flags Entertainment Corp	Consumer Discretionary	S+ 2.00%	5.67%	5/1/2031	497,468	490,006	489,384	0.4%
Skopima Merger Sub Inc	Industrials	S+ 3.75%	7.42%	5/12/2028	497,456	461,592	387,290	0.3%
Veritiv Corporation	Industrials	S+ 4.00%	7.67%	12/2/2030	994,950	994,950	965,101	0.7%
Total Term Loan						$10,715,472	$10,412,303	7.6%

Total Loan Agreements - 7.6%						$10,715,472	$10,412,303	7.6%

The accompanying notes are an integral part of these consolidated financial statements.

9

Lincoln Partners Group Royalty Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

March 31, 2026

Investments	Industry	Shares	Cost	Fair Value	% of Net Assets
Common Stock - 1.8%
East Asia - 0.1%
Sony Group Corp SP ADR	Information Technology	5,600	$149,613	$115,920	0.1%
Total East Asia			$149,613	$115,920	0.1%

North America - 1.3%
Domino’s Pizza Inc	Consumer Discretionary	279	120,028	100,102	0.1%
Hilton Worldwide Holdings Inc	Consumer Discretionary	445	125,200	135,316	0.1%
Interdigital Inc	Information Technology	140	49,881	42,280	0.0%
Marriott International Class A	Consumer Discretionary	741	221,263	242,359	0.2%
McDonald’s Corp	Consumer Discretionary	579	182,758	179,947	0.1%
Restaurant Brands International Inc	Consumer Discretionary	4,408	310,132	325,751	0.2%
Royal Gold Inc	Materials	529	115,849	134,625	0.1%
Royalty Pharma Plc Class A	Health Care	7,729	295,244	370,760	0.3%
Warner Music Group Corp Class A	Communication	7,210	200,055	184,143	0.1%
Wheaton Precious Metals Corp	Materials	1,263	147,587	165,466	0.1%
Total North America			$1,767,997	$1,880,749	1.3%

Western Europe - 0.4%
Arm Holdings Plc ADR (3)	Information Technology	1,100	145,049	166,408	0.1%
Dolby Laboratories Inc Class A	Health Care	1,476	99,750	88,649	0.1%
Universal Music Group NV	Communication	13,689	351,688	265,715	0.2%
Total Western Europe			$596,487	$520,772	0.4%

Total Common Stock - 1.8%			$2,514,097	$2,517,441	1.8%

	Number of Shares	Cost	Fair Value	% of Net Assets
Money Market Fund - 37.5%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 3.67%).	51,069,474	$51,069,474	$51,069,474	37.5%
Total Money Market Fund - 37.5%		$51,069,474	$51,069,474	37.5%

Total Investments - 102.6%		$131,939,992	$139,777,803	102.6%

Liabilities Net of Receivables and Other Assets - (2.6%)			$(3,605,157)	(2.6%)

Net Assets Applicable to 12,091,442 Shares Outstanding - 100.0%			$136,172,646	100.0%

(1)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents initial acquisition date of the Fund’s investment in the position.
(2)	Investment valued using unobservable inputs (Level 3).
(3)	Non-income producing.
(4)	Payment-in-kind (PIK). A portion of the income received was in the form of equity.
(5)	Investments made through participation agreements to which Partners Group is the counterparty.
(6)	The Private Fund Investments contains capital commitments. The general partner of the Private Fund Investments may call or distribute capital on a periodic basis.
(7)	Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either Euribor (“E”), SOFR including SOFR adjustment, if any, (“S”) at the ‘borrower’s option which generally resets periodically. S loans are typically indexed to 12 month, 6 month, 3 month or 1 month S rates and E loans are typically indexed to 3 month. For each such loan, the Fund has provided the interest rate in effect on the date presented.
(8)	Payment-in-kind (PIK). A portion of the income received was in the form of additional par.

Summary of Abbreviations:

ADR - American Depositary Receipts

CME - Chicago Mercantile Exchange

Euribor - Euro Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

The accompanying notes are an integral part of these consolidated financial statements.

10

Lincoln Partners Group Royalty Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)
March 31, 2026

The following table summarizes the initial commitment and unfunded amounts of the Private Equity Investments, Private Fund Investments and Private Debt Investments as of March 31, 2026:

Private Equity Investments	Commitment	Unfunded
CEPG Harmony LP Inc	$2,891,222	$1,048,524
RTW Heartbeat Co-Invest, LP	6,008,500	-
4010 Royalty River CI, LP	5,000,000	-
PG US SM Holdings	2,200,000	4,985
Lyric-Pineapple, LP	510,000	2,703
Ultra Natural Gas Royalties, LP	7,679,600	-
Uplift Music LP	3,000,000	694,972
Melody Offshore Jersey B LP	10,000,000	46,396

Private Fund Investments
R Bridge Healthcare Fund II	$2,500,000	$2,094,441
Royfin Natural GAS LLC	5,000,000	-
4010 Royalty Offshore FNT Fund, LP	5,000,000	2,544,000

Private Debt Investments
CEPG Harmony LP Inc	$6,208,778	$-
Lyric MMM Holding Co LP	360,800	-
Lyric MMM Intermediate Co LP	5,406,929	-
PG US SM Access LLC	2,800,000	39,208
5x Intermediate Co, LP	9,499,999	-

The accompanying notes are an integral part of these consolidated financial statements.

11

Lincoln Partners Group Royalty Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2026

1.	Organization

Lincoln Partners Group Royalty Fund (formerly, Lincoln Royalties Income Fund, LP) (the “Fund”) was organized as a limited partnership formed on September 13, 2024 pursuant to the Delaware Revised Limited Partnership Act and incepted its investment portfolio before converting by operation of law to a Delaware statutory trust on June 2, 2025. The Fund is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Lincoln Financial Investments Corporation serves as the Fund’s investment adviser (the “Adviser”) and is responsible for overseeing the allocation of the Fund’s assets across strategies. Partners Group (USA) Inc. serves as the Fund’s sub-adviser (the “Sub-Adviser” or “Partners Group” and together with the Adviser, the “Advisers”) and is responsible for selecting portfolio securities for the Fund. The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund’s Amended and Restated Agreement and Declaration of Trust. The Fund’s Class I shares commenced operations on June 2, 2025. The Fund’s Class A, Class D, and Class IS Shares commenced operations on September 1, 2025. The registration statement relating to the Fund was declared effective by the Securities and Exchange Commission (the “SEC”) on September 24, 2025.

The SEC has granted the Fund exemptive relief permitting the Fund to offer multiple classes of shares. The Fund offers Class A, Class D, Class I and Class IS shares. The Class A shares and Class D shares are subject to a distribution and service fee. Class A and Class D shares are each sold with a maximum front-end sales charge of up to 3.00 and 3.50% respectively. The Fund’s Shares are offered on a monthly basis. The minimum initial investment with respect to Class A and Class D Shares is $2,500 for all accounts. With respect to Class I Shares, the minimum initial investment is $1,000,000 for all accounts. The minimum initial investment with respect to Class IS Shares is $25,000 for all accounts.

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. Subject to the Board’s discretion, the Fund currently intends to offer to repurchase Shares from Shareholders quarterly in an amount up to 5% of the Fund’s NAV. The Fund may extend multiple offers to repurchase Shares in a quarter in an aggregate amount of 5% of the Fund’s NAV.

The Fund’s investment objective is to seek high risk-adjusted returns across various market cycles.

2.	Significant Accounting Policies

Consolidation of Subsidiary — The consolidated financial statements of the Fund include the Fund and Lincoln Partners Group Royalty Fund Energy U.S. Blocker, LLC (a Delaware Limited Liability Company), Lincoln Partners Group Royalty Fund Media & Entertainment U.S. Blocker, LLC (a Delaware Limited Liability Company), Lincoln Partners Group Royalty Fund BSL, LLC (a Delaware Limited Liability Company), Lincoln Partners Group Royalty Fund Finance, LLC (a Delaware Limited Partnership), Lincoln Partners Group Royalty Fund - Brands U.S. Blocker, LLC (a Delaware Limited Liability Company), Lincoln Partners Group Royalty Fund - Opportunistic U.S. Blocker, LLC (a Delaware Limited Liability Company), Lincoln Partners Group Royalty Fund - Sports U.S. Blocker, LLC (a Delaware Limited Liability Company), Lincoln Partners Group Royalty Fund - Music U.S. Blocker, LLC (a Delaware Limited Liability Company), Lincoln Partners Group Royalty Fund - Pharmaceutical U.S. Blocker, LLC (a Delaware Limited Liability Company), Lincoln Partners Group Royalty Fund - Media & Entertainment Non-U.S.Blocker, LP, Lincoln Partners Group Royalty Fund - Pharmaceutical Non-U.S.Blocker, LP, Lincoln Partners Group Royalty Fund - Brands Non-U.S.Blocker, LP, Lincoln Partners Group Royalty Fund - Energy Non-U.S.Blocker, LP, Lincoln Partners Group Royalty Fund - Sports Non-U.S.Blocker, LP, Lincoln Partners Group Royalty Fund - Opportunistic Non-U.S.Blocker, LP, and Lincoln Partners Group Royalty Fund - Music Non-U.S. Blocker, LP (collectively, “Blockers”), each a wholly-owned subsidiary of Fund. Inter-company balances and transactions have been eliminated in consolidation.

The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its consolidated financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services - Investment Companies.”

12

Lincoln Partners Group Royalty Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

2.	Significant Accounting Policies (continued)

Security Valuation — The Fund holds private financial instruments for which no quoted prices are available, and which have little or no observable market inputs. The fair values of private financial investments are determined by the Adviser using various valuation techniques. These include the use of other observable transactions, reference to other instruments that are substantially the same, and discounted cash flow analysis refined to reflect the issuer’s specific circumstances. Factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered. Domestic equity securities except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date. The Fund may use fair value pricing for equity securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value. Valuations for fixed income securities are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Open-end investment companies are valued at their closing net asset value (“NAV”). Other investments in private investment vehicles may be valued using the NAV of the underlying entity reported by its investment manager, as a practical expedient, when certain criteria are met. Investments in government money market funds have a stable NAV. The Adviser’s Valuation Committee, who is solely responsible for the determination of the fair value of the Fund’s investments, will consider all available information at its disposal prior to making a valuation determination, including information or opinions from third-party firms as determined in good faith under established policies. The Valuation Committee was established by Lincoln Financial Investments Corporation (LFI), the designated valuation designee, to perform fair valuations pursuant to SEC Rule 2a-5.

Income Taxes — The Fund has undergone changes in tax classification and is subject to different income tax treatments depending on the applicable period.

From its formation on January 7, 2025 through June 2, 2025, the Fund was treated as a partnership for U.S. federal income tax purposes, and accordingly, no provision for U.S. federal income taxes was recorded at the entity level, as taxable income or loss was passed through to the partners.

Effective June 2, 2025, the Fund converted to a trust and elected to be treated as a corporation for U.S. federal income tax purposes. As a result, the Fund became subject to U.S. federal and state income taxes and is required to account for income taxes in accordance with ASC Topic 740, “Income Taxes.”

For the financial reporting period ended March 31, 2026, the Fund is treated as a taxable C-corporation. Accordingly, the accompanying financial statements include a provision for income taxes reflecting current and deferred tax expense based on the Fund’s estimated taxable results and temporary differences as of March 31, 2026.

The Fund intends to elect and qualify as a regulated investment company (“RIC”) for the tax year beginning November 1, 2025 and ending October 31, 2026, although there can be no assurance that it will successfully do so by then, if at all. At the end of the Fund’s fiscal year end on March 31, 2026, the Fund did not have sufficient tax information from its investments to determine that it could qualify as a RIC for its tax year ending October 31, 2026.

13

Lincoln Partners Group Royalty Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

2.	Significant Accounting Policies (continued)

Once the Fund meets the necessary requirements to qualify for RIC status, it would be treated as a pass-through vehicle, taxed at the investor level, and therefore may reverse certain deferred tax accruals. The Fund would need to continue to assess its qualification as a RIC by meeting certain distribution requirements and passing recurring income and asset tests. The Fund has established Blockers that may hold specific Fund investments to assist in meeting ongoing income qualification testing. Blockers do not qualify for RIC status and file separate federal and state income tax returns.

The Fund will apply the provisions of ASC Topic 740, “Income Taxes” in the determination of its provision for federal and state income taxes. The Consolidated Statement of Operations will include a current tax provision based on estimated taxable income for the period. The Consolidated Statement of Assets and Liabilities will include deferred tax assets and liabilities for any identified temporary differences between the financial reporting basis and tax basis of assets and liabilities and tax loss or credit carryforwards, measured using enacted tax rates expected to apply when these differences reverse. As appropriate, a valuation allowance will be recognized if it is determined that it is more likely than not the established deferred tax assets will not be realized as stated. Finally, the Fund will apply the two-step recognition and measurement approach to the assessment of uncertain tax positions.

In determining any required income tax balances (Fund level or Blockers), the Fund measures current income tax balances by applying the enacted tax law. Deferred tax balances are recognized for the expected future tax consequences of differences that may exist between the financial accounting basis and the tax basis of assets and liabilities (temporary differences) and for tax law carryforwards. The deferred tax balances are measured using the enacted tax rates expected to apply in the period the temporary difference is anticipated to be settled. The Blockers did not have any transactions or activity as of March 31, 2026.

The recoverability of deferred tax assets is assessed separately at the Fund level and Blockers, as applicable, based upon the weight of available positive and negative evidence regarding sources of future taxable income. When assessing the recoverability of deferred tax assets, significant weight is given to the period over which the deferred tax assets can be realized and the recent history of pre-tax earnings. If the Adviser concludes that it is more likely than not (a likelihood of more than 50%) that some portion or all of the deferred tax assets will not be realized as stated, a valuation allowance is recognized to reduce the value of the deferred tax assets.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund and Blockers’ tax returns to determine whether the tax positions will “more likely than not” be sustained upon examination by the applicable tax authority. The tax benefit associated with any tax position that does not meet the more-likely-than-not threshold is not recognized for financial reporting purposes. The Fund and Blockers have not recognized any tax liability for unrecognized tax benefits or expenses.

The Fund and Blockers recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the period ended March 31, 2026, the Fund and Blockers did not incur any interest or penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to classes of the Fund on the basis of daily net assets of each class. Distribution and administration expenses relating to a specific class will be charged directly to that class.

Other — Expenses common to all series of the Fund are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Fund are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method. The Fund declares and distributes dividends from net investment income, if any, quarterly. Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.

Use of Estimates — The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

14

Lincoln Partners Group Royalty Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

2.	Significant Accounting Policies (continued)

Segment Reporting — The Adviser’s Investment Committee acts as the Fund’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment because the Fund has a single investment strategy, against which the CODM assesses performance. The CODM monitors the operating results of the Fund as a whole. The financial information provided to and reviewed by the CODM is presented within the Fund’s consolidated financial statements.

Organizational Expenses — The Fund has incurred organizational expenses of $648,190 since its commencement of operations in conjunction with the organization of the Fund and conversion to statutory trust. These costs were subject to reimbursement by the Adviser and are subject to recoupment in accordance with the Fund’s expense limitation agreement.

Offering Costs — Offering costs incurred prior to the commencement of operations were deferred until the Fund commenced operations and are amortized over the first 12 months of operations on a straight-line basis. Offering costs consist of costs incurred in connection with the Fund’s offering of Shares, such as preparation of the Fund’s registration statement. These costs, which amounted to $11,825 were subject to reimbursement by the Adviser and are subject to recoupment in accordance with the Fund’s expense limitation agreement.

Income Recognition — Income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Distributions from investments occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received, including return of capital, realized gains and dividend income and interest, is based on information received from the investment managers of the Investments at the time of distribution. The change in unrealized appreciation (depreciation) on investments and foreign currency translation within the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains and losses and the undistributed net investment income or loss on investments for the relevant period. The Fund records contractual payment-in-kind interest on a Private Debt Investment that is received as additional principal or in the form of an equity, rather than being paid in cash, on an accrual basis on the respective interest payment dates.

Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current Period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Early Repurchase Fee — Repurchases of Shares from Shareholders by the Fund will be paid in cash, as described above. The Fund does not impose any charges in connection with repurchases of Shares except with respect to Shares held less than one year. An early repurchase fee (the “Early Repurchase Fee”) payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares. The Early Repurchase Fee will equal 2.00% of the NAV of the Shares repurchased within less than one year of the purchase. Once Shareholders have held Shares for a year, no fee will be assessed in association with a Share repurchase. The Early Repurchase Fee is payable to the Fund and not to the Advisers. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. No Early Repurchase Fees were charged or waived during the year ended March 31, 2026.

3.	Management Fees and Other Transactions with Affiliates

The Adviser is a registered investment adviser and wholly owned subsidiary of The Lincoln National Life Insurance Company (the “Lincoln Life”), a wholly owned subsidiary of Lincoln National Corporation. The Adviser is responsible for overall management of the Fund’s investment portfolio, including monitoring of the Fund’s investment Sub-Adviser, and providing certain administrative services. For its services, the Adviser receives a management fee at an annual rate of 1.25% of the greater of (i) the Fund’s net asset value (i.e., net of fund leverage) or (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. The management fee is calculated monthly and paid monthly.

15

Lincoln Partners Group Royalty Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

3.	Management Fees and Other Transactions with Affiliates (continued)

Effective June 2, 2025, pursuant to the Investment Advisory Agreement, and in further consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to an incentive fee accrued monthly in an amount equal to 12.5% of the Fund’s “Fund Income” received by the Fund during such month. For this purpose, “Fund Income” means each Share class’s allocable share of interest income, dividend income, income accrued from (1) distributions received by the Fund from the Fund’s private portfolio investments; plus (2) distributions received by the Fund of net investment income (or loss) from debt, preferred equity investments and traded securities; minus (3) the Fund’s Operating Expenses for the month (excluding the Incentive Fee and share class specific expenses such as distribution and/or shareholder servicing fees). The Incentive Fee is paid quarterly in arrears. The Fund looks through total return swap contracts and counts the underlying reference assets as investments for purposes of calculating the Incentive Fee. The quarterly payment of the Incentive Fee will reflect all such distributions received by the Fund, except returns of invested capital that are not derived from the operations of the issuer based on a review by the Fund’s portfolio management team of the issuer’s financial statements and results from business operations. Fund Income does not include any component of capital gains or capital appreciation. The Adviser is not entitled to any incentive fee based on the capital gains or capital appreciation of the Fund or its investments. During the year ended March 31, 2026, the amount of incentive fees was $197,227.

Effective February 1, 2026 through July 31, 2026 (the “Waiver Period”), Lincoln Financial Investments Corporation (the “Adviser”), investment adviser to the Trust, has agreed to waive fifty percent of its Investment Management Fee. The Fee Waiver shall be imposed after application of the amended and restated expense limitation agreement between the Fund and the Adviser, dated August 15, 2025. The Fee Waiver cannot be terminated prior to July 31, 2026 without the consent of the Fund’s Board of Trustees. The Adviser retains the right to recoup any fees waived by it within three years of the Fee Waiver, if such recoupment can be achieved within the Operating Expense Limit (before application of the Fee Waiver) in effect at the time the waiver occurred and the Operating Expense Limit (before application of the Fee Waiver) in effect at the time such recoupment is sought. The Fee Waiver will not impact the Incentive payable by the Fund.

Effective August 15 2025, the Adviser has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses calculated and reimbursed on a Class-by -Class basis (excluding interest, incentive fees, taxes, dividends tied to short sales, and brokerage commissions; underlying fund fees and expenses; other expenses attributable to, and incurred as a result of, the Fund’s investments; amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act; and extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business (as determined in the discretion of the Adviser)) exceed 2.85% for Class A, 2.50% for Class D, 2.00% for Class I and 2.25% for Class IS of the Fund’s average daily net assets. The reimbursement is accrued daily and received monthly. The agreement will continue at least through August 1, 2027, and cannot be terminated before that date without the mutual agreement of the Board and the Adviser.

The Adviser retains the right to receive reimbursements of excess amounts waived or paid by the Adviser under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to the Adviser and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended March 31, 2026, the Adviser has not recouped any previously reimbursed Fund expenses.

The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:

	Expiration Date 2028	Expiration Date 2029
The Adviser	$125,000	$3,070,807

The Sub-Adviser is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, the Adviser, not the Fund, pays the Sub-Adviser a fee based upon the Fund’s management fee and incentive fee.

16

Lincoln Partners Group Royalty Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

3.	Management Fees and Other Transactions with Affiliates (continued)

Pursuant to an administration agreement with the Fund Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Consolidated Statement of Operations. For the year ended March 31, 2026, costs for these administrative and legal services were as follows:

Administrative	$600,944
Legal	$88,405

At March 31, 2026 the Fund had receivables due from and liabilities payable to affiliates as follows:

Expense reimbursement receivable due from LFI	$907,546
Management fees payable to LFI	$136,820
Shareholder servicing fees payable to Lincoln Life	$9,879
Printing and mailing fees payable to Lincoln Life	$2,904
Distribution fees payable to LFD	$15

Lincoln Life prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Consolidated Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $0 for the year ended March 31, 2026.

Lincoln Life also provides certain shareholder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for corporate level services at an annual rate of 0.05% of the Fund’s average daily net assets. In addition, the Fund pays Lincoln life a shareholder service fee of up to 0.25% of the Fund’s average daily net assets for the Class A, D and IS shares. The fees are calculated monthly and paid monthly. The fees are included in “Shareholder servicing fees” on the Consolidated Statement of Operations. For the year ended March 31, 2026, the amount of these fees was $27,536.

Pursuant to a distribution and service plan, the Fund is authorized to pay service organizations, including affiliates of the Adviser, out of the assets of the Class A and Class D shares an annual fee (“12b-1 Fee”) not to exceed 0.75% of its aggregate NAV as of the beginning of the first calendar day of each applicable month, as compensation or reimbursement for services rendered and/or expenses borne. The Fund has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI, whereby the 12b-1 Fee is currently limited to 0.60% and 0.25% of each the Class A and Class D shares respectively. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated and paid monthly.

Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.

Lincoln Life owned 50% of the Fund’s Class I shares and 100% of each of the Class A, D and IS shares as of March 31, 2026. The Sub-Adviser owned 50% of the Fund’s Class I shares at March 31, 2026.

Other Service Providers — The Fund has entered into an Accounting Service Agreement, a Custody Services Agreement and Transfer Agency and Service Agreement with State Street Bank (“SSB”) to provide administrative and fund accounting services, serve as Custodian and to act as Transfer and Shareholder Services Agent.

On January 29, 2026, the Fund entered into a short-term affiliated borrowing agreement with the Lincoln National Life Insurance Company (the “Lender”) which is an affiliate of the Fund in the amount of $25 million. The full loan amount was fully settled on February 2, 2026, via a capital subscription to the Fund. The purpose of the loan was to provide short-term working capital, primarily to bridge the timing of the Fund’s acquisition of investments in advance of the effective date of investor subscriptions.

17

Lincoln Partners Group Royalty Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

3.	Management Fees and Other Transactions with Affiliates (continued)

The loan had an interest rate of 10% per annum, with no unused or commitment fees. Interest expense incurred by the Fund for the year ended March 31, 2026 was $27,397 which is included on the Consolidated Statement of Operations.

4.	Investments

For the year ended March 31, 2026, the Fund made purchases of investment securities other than short-term investments as follows:

Purchases	$39,998,142
Sales	$126,648

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

●	Level 1 — inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

●	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)

●	Level 3 — inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)

Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

18

Lincoln Partners Group Royalty Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

4.	Investments (continued)

Practical expedient - The fair values of Private Equity Fund Investments determined by the Adviser in accordance with the Valuation Procedures are estimates. These estimates are net of management and performance incentive fees or allocations payable pursuant to the respective organizational documents of the Private Equity Fund Investments. Ordinarily, the fair value of a Private Equity Fund Investment is based on the net asset value of that Private Equity Fund Investment reported by its investment manager. If the Adviser determines that the most recent net asset value reported by the investment manager of a Private Equity Fund Investment does not represent fair value or if the manager of a Private Equity Fund Investment fails to report a net asset value to the Fund, a fair value determination is made by the Adviser in accordance with the Valuation Procedures. In making that determination, the Adviser will consider whether it is appropriate, considering all relevant factors, to value such Private Equity Fund Investment at the net asset value last reported by its investment manager, or whether to adjust such value by a premium or discount. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of March 31, 2026:

Investments:

Assets:

	Level 1	Level 2	Level 3	Investments measured at NAV*	Total
Private Equity Investments	$-	$-	$19,441,838	$22,917,354	$42,359,192
Private Debt Investments	-	-	24,728,621	-	24,728,621
Private Fund Investments	-	-	6,395,925	2,294,847	8,690,772
Loan Agreements	-	10,412,303	-	-	10,412,303
Common Stock	2,251,726	265,715	-	-	2,517,441
Money Market Fund	51,069,474	-	-	-	51,069,474
	$53,321,200	$10,678,018	$50,566,384	$25,212,201	$139,777,803

*	All investments that are measured at fair value using the NAV (or its equivalent) as the practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this column are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Schedule of Investments.

As a result of utilizing International fair value pricing at March 31, 2026, a portion of the Fund’s common stock investments was categorized as Level 2.

The following table presents the change in the fair value of financial instruments for which Level 3 inputs were used to determine the fair value for the year ended March 31, 2026:

	Balances as of April 1, 2025	Reclassifications		Purchases	Return of Capital	Transfer In	Transfer Out	Accretion/ (amortization)	Net realized gain (loss)	Net change in unrealized appreciation (deprecation)	Balances as of March 31, 2026	Net change in unrealized (depreciation) from Level 3 investments still held as of March 31, 2026
Private Fund Investments	$15,289,481	$		$-	$-	$-	$(9,501,410)	$-	$-	$607,854	$6,395,925	$607,854
Private Debt Investments	13,934,483		39,699	10,431,955	(34,356)	-	-	-	-	356,840	24,728,621	356,840
Participation Agreements	4,949,018		(4,949,018)	-	-	-	-	-	-	-	-	-
Private Equity Investments	1,929,317		4,909,319	9,021,227	(14,013)	-	-	-	14,012	3,581,976	19,441,838	3,581,976
Total	$36,102,299		$-	$19,453,182	$(48,369)	$-	$(9,501,410)	$-	$14,012	$4,546,670	$50,566,384	$4,546,670

For the year ended March 31, 2026, transfers in and out of level 3 were the result of changes in the transparency of market activity (e.g., trades of the Fund’s investments, similar securities of the issuer and/or comparable securities) and observability of certain valuation inputs used by pricing services or the valuation designee, as applicable, in determining fair value. Transfers between levels of the fair value hierarchy are deemed to have occurred at the beginning of the reporting year.

19

Lincoln Partners Group Royalty Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

4.	Investments (continued)

The following table displays a summary of the valuation techniques and unobservable inputs used to value the Fund’s securities characterized as Level 3 investments for the year ended March 31, 2026. Significant fluctuations of the unobservable inputs applied to these investments could be expected to significantly increase or decrease the respective fair values.

Asset Type	Fair Value at March 31, 2026	Valuation Techniques	Unobservable Input		Range (Weighted Average) (a)
Private Debt Investments	$24,728,621	Recent Transaction	Cost		#
		Discounted Cash Flow	Discount Rate	(b)	8.75% (N/A)
Private Equity Investments	19,441,838	Recent Transaction	Cost		#
		Discounted Cash Flow	Discount Rate	(b)	8.75% - 9.25% (8.95%)
Private Fund Investments	6,395,925	Discounted Cash Flow	Discount Rate	(b)	10.00% (N/A)
		Discounted Cash Flow	Oil & Gas Reserve Risk Ratings		10 - 80% (N/A)
Total	$50,566,384

#	The quantitative unobservable inputs within this category are based on recent transactions. There were no quantitative unobservable inputs significant to the valuation technique that were created by the Fund’s management.
(a)	Unobservable inputs were weighted by the relative fair value of the instruments, where applicable.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

The industry composition of investments based on fair value as of March 31, 2026 was as follows:

% of Net Assets March 31, 2026
Money Market Fund	37.5%
Music from Film & TV	20.9%
Recorded Music	14.2%
US Natural Gas	10.2%
Biotech	5.4%
Other (Pharma)	5.0%
Health Care	2.5%
Industrials	1.8%
Financials	1.5%
Materials	1.2%
Consumer Discretionary	1.1%
Communication	0.7%
Information Technology	0.6%
Total	102.6%

5.	Commitments and Contingencies

The Fund’s investment portfolio may contain investments which are in the form of private equity, private debt or participation agreement commitments, which require the Fund to provide funding when requested by private investments.

20

Lincoln Partners Group Royalty Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

6.	Capital Shares

Transactions in capital shares were as follows:

For the Period June 2, 2025* through March 31, 2026
Class I
Issuance of shares upon conversion of limited partnership to a fund	4,481,365
Shares sold	7,607,077
Class A
Shares sold	1,000
Class D
Shares sold	1,000
Class IS
Shares sold	1,000
Net increase	12,091,442

*	The Fund converted to a statutory trust effective June 2, 2025. Prior to June 2, 2025, the Fund was a private limited partnership (See Note 1).

During the period ended March 31, 2026, the Fund conducted a tender offer to purchase shares of its common stock in accordance with Rule 13e-4 under the Securities Exchange Act of 1934 and the Fund’s disclosure documents filed with the U.S. Securities and Exchange Commission. The tender offer commenced on January 30, 2026 and expired at 5:00 P.M., Eastern Time, on March 2, 2026. Shareholders were invited to tender shares for purchase at a price equal to the Fund’s net asset value per share as determined as of March 31, 2026. The Fund offered to purchase up to 5% of its outstanding shares pursuant to the offer. No shares were tendered for purchase during the tender offer period. Accordingly, the Fund did not repurchase any shares in connection with the tender offer.

21

Lincoln Partners Group Royalty Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

7.	Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

Class I	April 1, 2025 to March 31, 2026	January 7, 2025(7) to March 31, 2025
Per Share Data(1):
Net asset value, beginning of period	$10.00	$	N/A
Net investment income (loss)	0.39		N/A
Net realized and unrealized gain (loss)	0.87		N/A
Total from operations	1.26		N/A
Total increase (decrease) in net assets	1.26		N/A
Net asset value, end of period	$11.26	$	N/A
Shares Outstanding, end of period(2)	12,088,442		N/A
Total Return, based on net asset value(3)	13.18%		7.01%
Ratios / Supplemental Data:
Net assets, end of period	$136,140,843		$44,553,747
Ratio of net expenses to average net assets(5)	3.15%		-	%(8)
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped(5)	7.33%		0.28	%(8)
Ratio of net investment income/(loss) to average net assets(5)	3.69%		2.99	%(8)
Ratio of net investment income/(loss) to average net assets prior to expenses waived/reimbursed/recouped(5)	(0.49)%		2.71	%(8)
Portfolio turnover rate	0.59%		-%
22

Lincoln Partners Group Royalty Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

7.	Financial Highlights (continued)

Class A	September 1, 2025(7) to March 31, 2026
Per Share Data:
Net asset value, beginning of period	$10.00
Net investment income (loss)	0.05
Net realized and unrealized gain (loss)	0.51
Total from operations	0.56
Total increase (decrease) in net assets	0.56
Net asset value, end of period	$10.56
Shares Outstanding, end of period	1,000
Total Return, based on net asset value(6)	5.60%
Ratios / Supplemental Data:
Net assets, end of period	10,562
Ratio of net expenses to average net assets(4)(5)	2.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped(4)(5)	6.00%
Ratio of net investment income/(loss) to average net assets(4)(5)	3.64%
Ratio of net investment income/(loss) to average net assets prior to expenses waived/reimbursed/recouped(4)(5)	(0.35)%
Portfolio turnover rate	0.59%

23

Lincoln Partners Group Royalty Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

7.	Financial Highlights (continued)

Class D	September 1, 2025(7) to March 31, 2026
Per Share Data:
Net asset value, beginning of period	$10.00
Net investment income (loss)	0.10
Net realized and unrealized gain (loss)	0.51
Total from operations	0.61
Total increase (decrease) in net assets	0.61
Net asset value, end of period	$10.61
Shares Outstanding, end of period	1,000
Total Return, based on net asset value(6)	6.10%
Ratios / Supplemental Data:
Net assets, end of period	10,605
Ratio of net expenses to average net assets(4)(5)	1.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped(4)(5)	5.79%
Ratio of net investment income/(loss) to average net assets(4)(5)	4.20%
Ratio of net investment income/(loss) to average net assets prior to expenses waived/reimbursed/recouped(4)(5)	(0.14)%
Portfolio turnover rate	0.59%
24

Lincoln Partners Group Royalty Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

7.	Financial Highlights (continued)

Class IS	September 1, 2025(7) to March 31, 2026
Per Share Data:
Net asset value, beginning of period	$10.00
Net investment income (loss)	0.13
Net realized and unrealized gain (loss)	0.51
Total from operations	0.64
Total increase (decrease) in net assets	0.64
Net asset value, end of period	$10.64
Shares Outstanding, end of period	1,000
Total Return, based on net asset value(6)	6.40%
Ratios / Supplemental Data:
Net assets, end of period	10,636
Ratio of net expenses to average net assets(4)(5)	1.05%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped(4)(5)	5.65%
Ratio of net investment income/(loss) to average net assets(4)(5)	4.59%
Ratio of net investment income/(loss) to average net assets prior to expenses waived/reimbursed/recouped(4)(5)	(0.01)%
Portfolio turnover rate	0.59%

(1)	Per share data is only applicable to the period of June 2, 2025 to March 31, 2026, when the Fund became a statutory trust. Prior to June 2, 2025, the Fund was a private limited partnership. (See Note 1).
(2)	Shares outstanding are only applicable to the period of June 2, 2025 to March 31, 2026, when the Fund became a statutory trust. Prior to June 2, 2025, the Fund was a private limited partnership (See Note 1).
(3)	For the period ended March 31, 2025 and the period from April 1, 2025 until June 1, 2025, total return based on limited partnership capital is calculated as total increase (decrease) in limited partnership capital resulting from operations divided by limited partnership capital during the year, adjusted for capital inflows, outflows and items of income and expenses and by geometrically linking weighted fund monthly returns. For the period from April 1, 2025 until June 1, 2025, this amounted to 0.58%. For the period from June 2, 2025 to March 31, 2026, total return is calculated as the change in net asset value during the respective period, assuming dividends and distributions, if any, are reinvested. This amounted to 12.30%. The total return for the year ended March 31, 2026 was calculated by geometrically linking the return for each period.
(4)	Amounts are annualized except for professional fees, taxes, organizational costs, offering costs and incentive fees.
(5)	If incentive fees were excluded, the expense ratio would have decreased by 0.31% for class I and 0.13% for classes A, D and IS each for the year ended March 31, 2026.

If incentive fees were excluded, the net investment income (loss) ratio would have increased by 0.31% for class I and 0.13% for classes A, D and IS each for the year ended March 31, 2026.

(6)	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a reimbursement by the Adviser. Performance would have been lower had the reimbursement not been in effect.
(7)	Date of commencement of operations; ratio has been annualized and total return has not been annualized.
(8)	Based upon the weighted averaged limited partners’ capital.
25

Lincoln Partners Group Royalty Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

8.	Risk Factors

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Natural disaster/epidemic risk could have a significant adverse impact on the Fund’s portfolio investments.

9.	Tax Information

The Fund’s tax year ends on October 31. From its commencement of operations on January 7, 2025 through June 1, 2025, the Fund was treated as a partnership for U.S. federal income tax purposes. Accordingly, no provision for U.S. federal income taxes was recorded at the entity level during that period, as taxable income or loss was passed through to the partners. Effective June 2, 2025, the Fund converted to a statutory trust and elected to be treated as a corporation for U.S. federal income tax purposes. As a result, the Fund became subject to U.S. federal and state income taxes and began accounting for income taxes in accordance with ASC Topic 740, “Income Taxes.”

The components of federal income tax expense for the twelve-month period ended March 31, 2026 were as follows:

Current tax expense	$952,119
Deferred tax expense	$1,057,352
Total federal income tax expense	$2,009,471

A reconciliation of the statutory federal income tax rate to the effective rate is as follows:

Income before income taxes	$10,685,294
Federal income tax at statutory rate	$2,243,912	21%
Partnership period pass-through adjustment	$(234,441)	(2%)
Total federal income tax expense	$2,009,471	19%

The federal income tax liability as of March 31, 2026 consisted of the following:

Current tax liability	$(952,119)
Deferred tax liability	$(1,057,352)
Total federal income tax liability	$(2,009,471)

The net deferred tax liability is comprised of two components. A deferred tax asset of $128,558 reflects a book-to-tax timing difference related to start-up costs, which are expensed for book purposes but amortized over a 15-year period for tax purposes. A deferred tax liability of $1,185,910 reflects the tax effect of cumulative net unrealized appreciation of $5,647,189 as of March 31, 2026, measured at the U.S. statutory rate of 21%, partially offset by the deferred tax asset described above, resulting in a net deferred tax liability of $1,057,352.

The Fund has not recorded any unrecognized tax benefits or tax contingencies.

10.	Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of material loss to be remote.

26

Lincoln Partners Group Royalty Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

March 31, 2026

11.	Recent Accounting Pronouncements

In December 2023, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”) which establishes new income tax disclosure requirements and modifies or eliminates certain existing disclosure provisions. Included within the new disclosure requirements, among other amendments, is an expanded rate reconciliation and disaggregation of income taxes paid. The amendments in ASU 2023-09 are effective for annual periods beginning after December 15, 2024. The Fund adopted ASU 2023-09 during the current fiscal period. Management of the Fund has evaluated the impact of the adoption of ASU 2023-09 and determined that there are no material income taxes—foreign or domestic—that require disclosure under the amended guidance. Accordingly, no additional income tax disclosures have been included in the financial statements.

12.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund’s consolidated financial statements.

27

Lincoln Partners Group Royalty Fund

Officer/Trustee Information (Unaudited)

Board of Trustees and Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. As set forth in the Fund’s Agreement and Declaration of Trust, each Trustee’s term of office shall continue until his or her death, resignation, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee.

Name, address and age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Board Membership Held by Trustee during Past Five Years
Interested Trustee(2)
John Morriss 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Chairman and Trustee	Indefinite Length — Since October 2025	Formerly: Senior Vice President, Head of Public and Private Fixed Income at Fortitude Re.	116	Lincoln Bain Capital Total Credit Fund since 2025 (1 portfolio); Lincoln Funds Trust since 2025 (2 portfolios); Lincoln Variable Insurance Products Trust since 2025 (114 portfolios)
Independent Trustees
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Indefinite Length — Since Inception	Retired	4	Lincoln Bain Capital Total Credit Fund since 2025 (1 portfolio); Lincoln Funds Trust since 2024 (2 portfolios); Copeland Capital Trust since 2010 (3 portfolios); Lincoln Variable Insurance Products Trust (114 portfolios) — retired 2024
Joseph P. LaRocque 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1967	Trustee	Indefinite Length — Since Inception	Founder, Lighthouse Tax Advisors; Independent Director, Self-Employed; Partner, Towson Tax & Consulting; Managing Director, Legg Mason Global Asset Mgmt.	4	Lincoln Bain Capital Total Credit Fund since 2025 (1 portfolio); Lincoln Funds Trust since 2024 (2 portfolios); Director, Franklin Templeton Luxembourg Funds; Director, Columbia Threadneedle Investments EMEA APAC.
Thomas P. Sholes 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1964	Trustee	Indefinite Length — Since Inception	Managing Member, Veritas Consulting Solutions; Managing Director, BNY Mellon Pershing; Adjunct Faculty, Naumann University.	4	Lincoln Bain Capital Total Credit Fund since 2025 (1 portfolio); Lincoln Funds Trust since 2025 (2 portfolios)

(1)	The term “Fund Complex” means two or more registered investment companies that share the same investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services. The Fund Complex consists of the Fund, the Lincoln Bain Capital Total Credit Fund, the 114 series of the Lincoln Variable Insurance Products Trust, and the 2 series of the Lincoln Funds Trust.
(2)	“Interested person,” as defined in the 1940 Act, of the Fund. Mr. Morriss is an interested person of the Fund because he is a Director and Officer of Lincoln Financial Investments Corporation, the investment adviser to the Fund, and an officer of The Lincoln National Life Insurance Company, the parent company of the Fund’s investment adviser.
28

Lincoln Partners Group Royalty Fund

Officer/Trustee Information (Unaudited) (continued)

Officers

The preceding table gives information about Mr. Morriss, who is the President of the Fund. The following table sets forth each other officer’s name, age, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.

Name, address(1) and age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Matthew L. Arnold YOB: 1967	Vice President	Indefinite Length — Since Inception	Vice President, Lincoln National Corporation.
Paul T. Chryssikos YOB: 1973	Senior Vice President, Chief Legal Officer and Assistant Secretary	Indefinite Length—Since October 2025	Senior Vice President, Chief Legal Officer, Assistant Secretary, Chief Counsel, Investment Management, Distribution and Risk, Lincoln Financial Investments Corporation.
Samuel K. Goldstein YOB: 1976	Vice President, Deputy Chief Legal Officer, and Secretary	Indefinite Length—Since October 2025; Formerly: Vice President and Assistant Secretary since June 2019	Vice President, Deputy Chief Legal Officer, and Secretary, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
James J. Hoffmayer YOB: 1973	Vice President, Treasurer, and Chief Accounting Officer	Indefinite Length — Since Inception	Vice President and Treasurer, Lincoln Financial Investments; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Lincoln Financial Investments; Managing Director, SEI; Treasurer and Chief Financial Officer, SEI Family of Mutual Funds.
Gordon Huellmantel YOB: 1976	Senior Vice President	Indefinite Length—Since October 2025

Director, Senior Vice President, Head of Funds Management for Lincoln Financial and Chief Operating Officer, Lincoln Financial Investments Corporation;

Formerly: Senior Vice President, General Account Investment Management Team.

Michael C. Hoppe YOB: 1988	Vice President	Indefinite Length — Since Inception	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma YOB: 1978	Vice President	Indefinite Length — Since Inception	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews YOB: 1976	Vice President	Indefinite Length — Since Inception	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
John Morriss YOB: 1967	President	Indefinite Length—Since October 2025	Senior Vice President, Head of Public and Private Fixed Income at Fortitude Re.
29

Lincoln Partners Group Royalty Fund

Officer/Trustee Information (Unaudited) (continued)

Name, address(1) and age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Colleen E. O’ Leary YOB: 1984	Vice President	Indefinite Length — Since Inception	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jay T. Shearon YOB: 1972	Vice President	Indefinite Length — Since Inception	Assistant Vice President, Lincoln Financial Investments Corporation, Lincoln Life & Annuity Company of New York, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, Lincoln Variable Insurance Products Trust.
John (Jack) A. Weston YOB: 1959	Vice President and Chief Compliance Officer	Indefinite Length — Since Inception	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Yajun (Alex) Zeng YOB: 1982	Vice President	Indefinite Length — Since Inception	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.

(1)	The address of each officer is in care of the Secretary of the Fund at Lincoln Partners Group Royalty Fund, 150 N. Radnor-Chester Road, Radnor, PA 19087.
30

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	The registrant’s code of ethics is reasonably designed as described in Item 2(b) of Form N-CSR.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The Code of Ethics is included with this Form N-CSR as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Joseph P. LaRocque is an “audit committee financial expert” and is “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for the period January 7, 2025 the audit of the registrant’s annual financial statements (including the registrant’s seed audit) through March 31, 2025, and for the fiscal year ended March 31, 2026, for professional services rendered by Ernst & Young LLP (“E&Y”), principal accountant for the registrant, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $168,500 and $200,000, respectively.

Audit-Related Fees

(b)	The aggregate fees billed for the period January 7, 2025 the audit of the registrant’s annual financial statements (including the registrant’s seed audit) through March 31, 2025, and for the fiscal year ended March 31, 2026, for assurance and related services by E&Y, the principal accountant for the registrant, that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 respectively.

Tax Fees

(c)	The aggregate billed for the period January 7, 2025 the audit of the registrant’s annual financial statements (including the registrant’s seed audit) through March 31, 2025, and for the fiscal year ended March 31, 2026, for professional services rendered by E&Y, the principal accountant for the registrant, for tax compliance, tax advice, and tax planning were $0 and $0, respectively.

(d)	The aggregate fees billed for the period January 7, 2025 the audit of the registrant’s annual financial statements (including the registrant’s seed audit) through March 31, 2025, and for the fiscal year ended March 31, 2026, for products and services provided by E&Y, the principal accountant for the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 respectively.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures

The Registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Procedures”) with respect to services provided by the Registrant’s independent auditors. Pursuant to the Pre-Approval Procedures, the Audit Committee has pre-approved the services set forth in the table below with respect to the Registrant up to the specified fee limits.

Service	Range of Fees
Audit Services
Services associated with SEC registration statement on Form N-2 which will be filed with the SEC	Up to $5,000 per Fund
Services associated with SEC registration statements/proxy statements on Form N-14 or Schedule 14A	Up to $20,000 per Fund

The Pre-Approval Procedures require the Chief Accounting Officer to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Procedures.

(e)(2)	No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by E&Y, the principal accountant for the registrant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant the period January 7, 2025 the audit of the registrant’s annual financial statements (including the registrant’s seed audit) through March 31, 2025, and for the fiscal year ended March 31, 2026, were $1,045,715 and $855,000 respectively.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated its proxy voting responsibility to the Adviser, pursuant to the proxy voting policies and procedures of the Adviser. The Adviser’s proxy voting policies and procedures are attached as Exhibit 99.PROXYPOL.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	As of March 31, 2026, the following portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Robert Collins. Robert Collins is Head Private Wealth US and a member of the Global Executive Board. He leads Partners Group’s US private wealth and defined contribution practice and is President, Portfolio Manager and Member of the Board of Managers of Partners Group Private Equity (Master Fund), LLC. He also chairs Partners Group’s Investment Committee. Robert joined the firm in 2005 as a member of the Private Equity investment team and has 25 years of industry experience. Prior to joining Partners Group, he worked at UBS Warburg and Salomon Smith Barney. Robert holds an MBA from the Johnson School at Cornell University, where he was a Roy H. Park Leadership Fellow, and a BA from Tulane University, where he majored in economics and history. He is a CFA charterholder.

Adam Howarth. Adam Howarth is Regional Head of Portfolio Management for the Americas, based in Denver. He was previously the Co-Head Private Equity Integrated Investments Americas. He is also a member of Partners Group’s private equity integrated investment committee. He has been with Partners Group since 2007 and has over 20 years of industry experience. Prior to joining Partners Group, he worked at HarbourVest Partners, LLC. He holds a BA from Trinity College and an MBA from the New York University Stern School of Business.

Ron Lamontagne. Ron Lamontagne is Regional Head of the Private Real Estate Americas business unit, based in New York. He is a member of Partners Group’s private real estate direct investments committee. He has over 30 years of industry experience. Prior to joining Partners Group in 2015, he worked at GE Capital Real Estate where he had numerous roles including equity and debt originations, asset management, loan modifications, property dispositions and risk management. He holds an MBA in finance and marketing from the New York University Stern School of Business.

Stephen Otter. Stephen Otter is a voting member of Partners Group’s investment committee, based in Zug, Switzerland. He has been with Partners Group since 2024. Prior to that Stephen built and ran the royalty strategy of PG3 AG since July 2021. Previously and from January 2014, Stephen worked at FlowStream Commodities, a KKR backed energy royalty & streaming company, where as Head of Business Development, he was responsible for originating and executing royalty & streaming transactions globally. Stephen graduated with first class honors in Economics from the London School of Economics.

Anthony Shontz. Anthony Shontz is Global Head of Private Equity Partnership Investments. He is a member of Partners Group’s private equity partnership investment committee as well as the global investment committee. He has been with Partners Group since 2007 and has over 20 years of industry experience. Prior to joining Partners Group, he worked at Pacific Private Capital and Prudential Capital Group. He holds an MBA from the Kellogg School of Management at Northwestern University and an undergraduate degree from Brigham Young University.

Tom Stein. Thomas Stein is Head of Private Credit in the Americas, based in Denver. He is a member of the Global Investment Committee and Co-Chairman of the Global Private Credit Investment Committee. He has over 30 years of industry experience. Prior to joining Partners Group in 2018, he worked at Guggenheim, Goldman Sachs, Wells Fargo, and Bank of America. He holds an MBA from the University of Chicago Booth School of Business in Illinois, USA and a bachelor’s degree in economics from the University of Santa Clara, California, USA.

Andre Burba. Andre Burba is a Managing Director of Private Infrastructure in the Americas, based in Denver. He serves on the Infrastructure Investment Committee and the U.S. Investment Committee. He has over 26 years of industry experience. Prior to joining Partners Group, he was a Managing Director at Global Infrastructure Partners where he focused on structured equity and credit investments in various infrastructure sectors. He holds a juris doctorate (J.D.) from Vanderbilt University Law School, Tennessee, USA where he was a John S. Beasley Scholar, and bachelor's degrees in music and mathematics from West Virginia University, USA.

Robin Shelley. Robin Shelley is a Managing Director on the Private Equity Partnership Investments team of Partners Group in New York. He is a member of the PG USA, Private Equity secondaries, and Private Equity co-investments investment committees and serves on the Board of Directors of the firm’s impact foundation. He has been with Partners Group since 2012 and has 16 years of industry experience. Prior to joining the firm, he worked in private equity at a family office in Geneva and in M&A at Hawkpoint Partners in London. He holds a BSc in Economics from the University of Bristol.

Sujit John. Sujit John is part of the Private Equity Health and Life business unit, based in New York. He is a member of the Adviser’s Investment Committee and the Health and Life Vertical Investment Committee. He is also a member of the Board of Directors of the firm’s portfolio companies Axia Women’s Health, LLC, Blue River PetCare and PCI Pharma Services. He has been with Partners Group since 2012 and has over 20 years of industry experience. Prior to joining Partners Group, he worked at WestView Capital Partners, Arlington Capital Partners and Citigroup Global Markets. He holds a bachelor’s degree in management from Boston College, Massachusetts, USA.

Listed Private Equity Investment Committee

The Sub-Adviser's personnel who currently have primary day-to-day responsibility for managing the listed private equity portion of the Fund’s portfolio are:

Benjamin Lorenz. Benjamin Lorenz is a voting member of the Liquid Private Markets investment committee, based in Zug, Switzerland. He has been with Partners Group since 2011. He holds a master’s degree in business administration from the University of Mannheim, Germany.

Lorenzo Papi. Lorenzo Papi is a voting member of the Liquid Private Markets investment committee, based in Zug, Switzerland. He has been with Partners Group since 2018. Prior to joining Partners Group, he worked at Duff & Phelps. He holds a Master’s degree from the University of Cambridge, Cambridge (UK).

US Liquid Credit Management Team

The Sub-Adviser's personnel who currently have primary day-to-day responsibility for managing the liquid credit investments in the Fund's portfolio are:

Marisa Chen

Marisa Chen is Head of Structure Issuance in the Liquid Credit business unit, based in New York. She is a member of the Structured Liquid Credit Investment Committee and has over 12 years of industry experience. Prior to joining Partners Group, she worked at Bank of America Merrill Lynch. She holds a master’s degree in Business Administration from INSEAD and a bachelor’s from Cornell University.

Mark Hempling

Mark Hempfling is part of the Liquid Credit business unit, based in New York. He is a member of the Global Liquid Credit Investment Committee as a voting regional specialist. He has over 25 years of industry experience. Prior to joining Partners Group in 2018, he was a Principal and a senior research analyst at Blackstone Credit (f/k/a GSO Capital Partners) from 2007 through 2017 where he evaluated broadly syndicated loan and high yield investment opportunities across multiple industries. He holds a bachelor’s degree in Finance from the University of Wisconsin-Madison.

Maurus Maissen

Maurus Maissen is part of the Liquid Credit business unit, based in New York. He is a member of the Adviser’s Liquid Credit Management Team. He has over 20 years of industry experience. Prior to joining Partners Group, he worked at Aberdeen Asset Management and McKinsey & Company. He holds a Master of Science from the Swiss Federal Institute of Technology Zurich (ETH Zurich) and an MBA from Columbia Business School.

Joshua Moskow

Joshua Moskow is a Senior Portfolio Manager in the Liquid Credit business unit, based in New York. He is a member of the Adviser’s Liquid Credit Management Team and has over 18 years of industry experience. Prior to joining Partners Group, he worked at Assured Investment Management (f/k/a BlueMountain Capital). He holds a Bachelor of Science in Economics, Magna Cum Laude from New York University’s Stern School of Business and is a CFA charter holder.

Jonathan Rothburd

Jonathan Rothburd is part of the Liquid Credit business unit, based in New York. He is a member of the Global Liquid Credit Investment Committee as a US regional standing member. He has been with Partners Group since 2013. Prior to joining Partners Group, he worked in investment banking at UBS and investment research at MetLife Investments. He holds an MBA from the University of Virginia Darden School of Business, USA.

(a)(2)	The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2026: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles, and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts (in billions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in billions)
Andre Burba
Registered Investment Companies	Zero	Zero	3	$16.5
Other Pooled Investment Vehicles	Zero	Zero	17	$5.2
Other Accounts	Zero	Zero	46	$7.4
Robert Collins
Registered Investment Companies	Zero	Zero	3	$16.5
Other Pooled Investment Vehicles	Zero	Zero	17	$5.2
Other Accounts	Zero	Zero	46	$7.4
Adam Howarth
Registered Investment Companies	Zero	Zero	3	$16.5
Other Pooled Investment Vehicles	Zero	Zero	17	$5.2
Other Accounts	Zero	Zero	46	$7.4
Ron Lamontagne
Registered Investment Companies	Zero	Zero	3	$16.5
Other Pooled Investment Vehicles	Zero	Zero	17	$5.2
Other Accounts	Zero	Zero	46	$7.4

Stephen Otter
Registered Investment Companies	Zero	Zero	3	$16.5
Other Pooled Investment Vehicles	Zero	Zero	17	$5.2
Other Accounts	Zero	Zero	46	$7.4
Anthony Shontz
Registered Investment Companies	Zero	Zero	3	$16.5
Other Pooled Investment Vehicles	Zero	Zero	17	$5.2
Other Accounts	Zero	Zero	46	$7.4
Tom Stein
Registered Investment Companies	Zero	Zero	3	$16.5
Other Pooled Investment Vehicles	Zero	Zero	17	$5.2
Other Accounts	Zero	Zero	46	$7.4
Robin Shelley
Registered Investment Companies	Zero	Zero	3	$16.5
Other Pooled Investment Vehicles	Zero	Zero	17	$5.2
Other Accounts	Zero	Zero	46	$7.4
Sujit John
Registered Investment Companies	Zero	Zero	3	$16.5
Other Pooled Investment Vehicles	Zero	Zero	17	$5.2
Other Accounts	Zero	Zero	46	$7.4
Benjamin Lorenz
Registered Investment Companies	Zero	Zero	3*	$16.5*
Other Pooled Investment Vehicles	Zero	Zero	17*	$5.2*
Other Accounts	Zero	Zero	Zero	Zero

Lorenzo Papi
Registered Investment Companies	Zero	Zero	3*	$16.5*
Other Pooled Investment Vehicles	Zero	Zero	17*	$5.2*
Other Accounts	Zero	Zero	Zero	Zero
Marisa Chen
Registered Investment Companies	Zero	Zero	3**	$16.5**
Other Pooled Investment Vehicles	Zero	Zero	6**	$3.2**
Other Accounts	Zero	Zero	28**	$11.4**
Mark Hempling
Registered Investment Companies	Zero	Zero	3**	$16.5**
Other Pooled Investment Vehicles	Zero	Zero	6**	$3.2**
Other Accounts	Zero	Zero	28**	$11.4**
Maurus Maissen
Registered Investment Companies	Zero	Zero	3**	$16.5**
Other Pooled Investment Vehicles	Zero	Zero	6**	$3.2**
Other Accounts	Zero	Zero	28**	$11.4**
Joshua Moskow
Registered Investment Companies	Zero	Zero	3**	$16.5**
Other Pooled Investment Vehicles	Zero	Zero	6**	$3.2**
Other Accounts	Zero	Zero	28**	$11.4**

Jonathan Rothburd
Registered Investment Companies	Zero	Zero	3**	$16.5**
Other Pooled Investment Vehicles	Zero	Zero	6**	$3.2**
Other Accounts	Zero	Zero	28**	$11.4**

*	Only the listed portions of the relevant registered investment company's or pooled investment vehicle's portfolios are managed by this member.

**	Only the liquid credit components, if any, of the relevant registered investment company's or pooled investment vehicle's portfolios are managed by this member

Potential Conflicts of Interest

Members of the Sub-Adviser's portfolio management team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. These members may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to incentive- or performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

The Sub-Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Sub-Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Sub-Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3)	The following description regarding portfolio manager compensation is provided as of March 31, 2026:

Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Portfolio managers of the Sub-Adviser are also eligible to receive long-term incentive awards based on the performance of certain managed investment products for investment professionals. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interest.

(a)(4)	The following table indicates the dollar range of securities beneficially owned by each primary portfolio manager, as of March 31, 2026. Aggregate Dollar Range, if applicable, includes each primary portfolio manager’s deferred compensation balance attributable to the Fund through participation in the Adviser's deferred compensation plan. If applicable, this reflects an obligation of the Adviser to pay deferred compensation to the primary portfolio manager at a future date in an amount based on the performance of the Fund and accordingly, is the economic equivalent of an investment in Fund shares.

Portfolio Manager	Aggregate Dollar Range of Securities in the Fund
Andre Burba	None
Robert Collins	None
Adam Howarth	None
Ron Lamontagne	None
Stephen Otter	None
Anthony Shontz	None
Tom Stein	None
Robin Shelley	None
Sujit John	None
Benjamin Lorenz	None
Lorenzo Papi	None
Marisa Chen	None
Mark Hempling	None
Maurus Maissen	None
Joshua Moskow	None
Jonathan Rothburd	None

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this Report on Form N-CSR.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 – attached hereto.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 – attached hereto.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(5)	Change in Registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 – attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Lincoln Partners Group Royalty Fund

By (Signature and Title)	/s/ John Morriss
John Morriss, President
(principal executive officer)

Date:	May 29, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John Morriss
John Morriss, President
(principal executive officer)

Date:	May 29, 2026

By (Signature and Title)	/s/ James Hoffmayer
James Hoffmayer, Chief Accounting Officer
(principal financial officer)

Date:	May 29, 2026